[INVESCO ICON] INVESCO FUNDS                                      INVESCO GLOBAL
                                                            HEALTH SCIENCES FUND

                                                                   April 4, 2000
================================================================================

Dear INVESCO Global Health Sciences Fund Shareholder:


We are pleased to enclose the Proxy Statement for the May 10, 2000 annual shareholders' meeting of your Fund. Please take the time to read the accompanying Proxy Statement and cast your vote, since the matters we are submitting for your consideration are important to the Fund and to you as a shareholder. Your vote is important.


We are requesting action on two proposals:

     1. Election of two trustees: INVESCO and the Board of Trustees propose that John W. McIntyre and Charles W. Brady be reelected as Class C Trustees; and

     2. Ratification of Appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants: INVESCO and the Board of Trustees propose that PricewaterhouseCoopers LLP continue to be retained as the Fund's independent accountants.


We appreciate your thoughtful consideration of these issues and ask that you vote promptly. If we do not receive sufficient votes to approve these proposals, it may necessitate a further mailing or a telephone canvass. Thank you.


                                    Sincerely,

                                    /s/ Mark H. Williamson
                                    ----------------------
                                    Mark H. Williamson
                                    President
                                    INVESCO Global Health Sciences Fund

[INVESCO ICON] INVESCO FUNDS                 INVESCO GLOBAL HEALTH SCIENCES FUND
                                                          7800 East Union Avenue
                                                          Denver, Colorado 80237




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 10, 2000
================================================================================



Notice is hereby given that the annual meeting of shareholders (the "Meeting") of INVESCO Global Health Sciences Fund (the "Fund") will be held at 7800 E. Union Avenue, Denver, Colorado 80237 on Wednesday, May 10, 2000, at 1:00 p.m., Mountain Time, for the following purposes:

     1. To elect two trustees to serve as Class C trustees of the Fund until the annual meeting of shareholders in 2003 and until their successors are elected and qualified;

     2.   To  ratify  or  reject  the  selection  by  the  Fund's   trustees  of
          PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending October 31, 2000; and

     3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

The Trustees of the Fund have fixed the close of business on March 24, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

A complete list of shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours at the offices of the Fund, 7800 East Union Avenue, Denver, Colorado 80237. A copy of this list also will be available at the Meeting.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, sign and date the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Trustees of the Fund.

                                    IMPORTANT

     Please mark, sign, date and return the enclosed proxy in the accompanying envelope as soon as possible in order to ensure a full representation at the Meeting. The Meeting will have to be adjourned without conducting any business if less than a majority of the eligible shares is represented, and the Fund, at shareholders' expense, will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to elect the trustees and ratify the selection of the Fund's independent accountants. Your vote, then, could be critical in allowing the Fund to hold the Meeting as scheduled. By marking, signing and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your cooperation will be appreciated.

                                               By Order of the Trustees,



                                               /s/ Glen A. Payne
                                               -----------------
                                               Glen A. Payne
                                               Secretary

Denver, Colorado

Dated:  April 4, 2000

                                             INVESCO GLOBAL HEALTH SCIENCES FUND

                                                          7800 East Union Avenue
                                                          Denver, Colorado 80237
================================================================================


                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 10, 2000



                              INTRODUCTION


     The enclosed proxy is being solicited by the trustees of INVESCO Global Health Sciences Fund (the "Fund"), for use at the annual meeting of shareholders (the "Meeting") to be held at 1:00 p.m., Mountain Time, on Wednesday, May 10, 2000. The Meeting will be held at 7800 E. Union Avenue, Denver, Colorado 80237. The enclosed proxy will be used for the purposes described in the preceding notice and may also be used at any adjournment of the Meeting, if required. AN ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS FOR THE FUND FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999, IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-528-8765 OR WRITING THE FUND AT P.O. BOX 173711, DENVER, CO 80217-3711.
The approximate mailing date of proxies and this Proxy Statement is April 4, 2000.

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, your shares will be voted according to the instructions you have marked on the proxy. If you sign the proxy but give no instructions, your shares will be voted FOR the nominees for trustees, and FOR Item 2. A majority of the shares of the Fund entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting. If a quorum is present, the affirmative vote of a plurality (i.e., the largest number of shares voted at the meeting for a trustee nominee) of the shares represented at the Meeting and entitled to vote shall determine Item 1. The affirmative vote of a majority of the shares represented at the meeting and entitled to vote shall determine Item 2.

     Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention on a particular vote by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote, because approval of Item 2 requires the YES vote of a majority of the shares represented at the Meeting (including abstaining shares). Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely delivered the necessary proxy, or if the broker or other fiduciary votes the shares pursuant to applicable stock exchange rules granting the broker or fiduciary the discretion to vote the beneficial owner's shares on one or more of the issues before the Meeting. Where the broker or fiduciary does not have the discretion to vote the shares on one or more issues before the Meeting, and does not receive a proxy from the beneficial owner, the shares will not be voted on such issues, and will not count for or against such issues.

     Execution of the enclosed proxy will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Fund at Post Office Box 173711, Denver, Colorado 80217-3711, execution of a subsequent proxy, or oral revocation at the Meeting) at any time before it is exercised.

     Shareholders of record of the Fund at the close of business on March 24, 2000 (the "Record Date"), are entitled to vote at the Meeting, including any adjournment thereof, and are entitled to one vote for each share, and corresponding fractional votes for fractional shares, on each matter to be acted upon at the Meeting. On the Record Date, 38,705,515 of the Fund's shares of beneficial interest, $.01 par value per share, were outstanding.

     There were no persons known to own beneficially 5% or more of the outstanding shares of the Fund on the Record Date. On the Record Date, the trustees and officers of the Fund, as a group, beneficially owned less than one percent of the outstanding shares of the Fund.

     In addition to the solicitation of proxies by mail, proxies may be solicited by officers of the Fund, by officers and employees of INVESCO Funds Group, Inc. ("IFG"), the Fund's investment adviser, and by officers and employees of INVESCO Distributors, Inc. ("IDI"), the broker-dealer subsidiary of IFG. These proxies may be solicited personally or by telephone or telegraph, without special compensation. IFG and IDI are referred to collectively as "INVESCO".

     Shareholder Communications Corporation ("SCC") has been retained to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders whose votes the Fund has not yet received may receive telephone calls from representatives of SCC requesting that they authorize SCC, by telephonic or electronically transmitted instructions, to execute proxy cards on their behalf. Telephone authorizations will be recorded in accordance with the procedures set forth below. INVESCO believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, Social Security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Fund, the SCC representative has the responsibility to explain the voting process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on the proposal. Although he or she is permitted to answer questions about the process, the SCC representative is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

     ALL COSTS OF PRINTING AND MAILING PROXY MATERIALS AND THE COSTS AND EXPENSES OF HOLDING THE MEETING AND SOLICITING PROXIES, INCLUDING ANY AMOUNT PAID TO SCC, WILL BE PAID BY THE FUND.

     The Trustees may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to elect the trustees and ratify the selection of the Fund's independent accountants. An adjournment would require the YES vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof), in person or by proxy, and entitled to vote. If an adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of the proposal, and will vote against adjournment those shares required to be voted against the proposal. A shareholder vote may be taken on one of the Items discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

                    ITEM 1: ELECTION OF TRUSTEES OF THE FUND

     The Fund currently has four Trustees, divided into three classes, with one Trustee in Class A, one Trustee in Class B and two Trustees in Class C. The Class A Trustee's term will expire at the Meeting to be held on May 10, 2002; the Class B Trustee's term will expire at the annual meeting of shareholders to be held in 2001; and the Class C Trustees' terms will expire at the annual meeting of shareholders to be held in 2000.

     At the Meeting, the Class C Trustees are to be elected to hold office until the 2003 annual meeting of shareholders and until their successors are elected and qualified. The nominees, Charles W. Brady and John W. McIntyre, who are both presently Trustees of the Fund, have consented to serve if reelected, and no circumstances now known will prevent the nominees from serving. If the nominee should be unable to serve, the proxy will be voted for a substitute nominee proposed by the present trustees.

                THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE FUND'S
                    SHAREHOLDERS VOTE TO REELECT THE NOMINEES
                             AS TRUSTEES OF THE FUND.

Information concerning the trustees of the Fund is set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             No.of Fund Shares
                                                                                                             Beneficially Owned
                               Principal Occupation During Past Five Years                                   Directly or Indirectly
Name and Address               Other Affiliations*                                       Trustee Since       on March 24, 2000+
------------------------------------------------------------------------------------------------------------------------------------
Class A                        Vice Chairman of the Board of the INVESCO                 1992                              144.070
Fred A. Deering#               Funds; formerly Chairman of the Executive
Security Life Center           Committee and Chairman of the Board of Security
1290 Broadway                  Life of  Denver Insurance Company,  Denver,
Denver, CO 80203               Colorado; Director of ING American Holdings
                               Company and First ING Life Insurance Company
                               of New York. Age 72.


Class B                        Retired.  Formerly, Chairman of the Board (1987           1991                           34,882.000
Larry Soll, Ph.D.#             to 1994), Chief Executive Officer (1982 to 1989;
345 Poorman Road               1993 to 1994) and President (1982 to 1989) of
Boulder, CO 80302              Synergen Inc. (a biotechnology company),
                               Boulder, Colorado. Director of Synergen since its
                               incorporation in 1982.  Director of ISIS
                               Pharmaceuticals, Inc.  Director of INVESCO
                               Funds.  Age 57.


Class C                        Retired.  Formerly, Vice Chairman of the Board of         1991                           15,243.535
John W. McIntyre#              The Citizens and Southern Corporation and
7 Piedmont Center,             Chairman of the Board and Chief Executive
Suite 100                      Officer of The Citizens and Southern Georgia
Atlanta, GA  30305             Corp. and The Citizens and Southern National
                               Bank.  Director of the INVESCO Funds and Kaiser
                               Foundation Health Plans of Georgia, Inc. Trustee
                               of Gables Residential Trust, Employee's
                               Retirement System of GA, Emory University, and
                               J.M. Tull Charitable Foundation.  Age 69.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             No.of Fund Shares
                                                                                                             Beneficially Owned
                               Principal Occupation During Past Five Years                                   Directly or Indirectly
Name and Address               Other Affiliations*                                       Trustee Since       on March 24, 2000+
------------------------------------------------------------------------------------------------------------------------------------

Class C                        Chairman and Chief Executive Officer of                   1991 (Mr. Brady                         0
Charles W. Brady++             AMVESCAP PLC, London, England, and of                     did not serve as a
Chairman of the Board          various subsidiaries thereof.  Chairman of the            trustee between
1315 Peachtree Street, Ne      Board of the Fund. Director of INVESCO Funds.             2/28/1997 and
Atlanta, GA  30309             Age 64.                                                   8/3/1998)



All trustees and                                                                                                        50,269.605
executive officers
as a group

       * As used in this Proxy Statement, the term "INVESCO Funds" refers to the 8 investment companies, consisting of 45 separate portfolios, managed by IFG and distributed by IDI, excluding the Fund.

       #  Member of the audit committee.

       + As interpreted by the Securities and Exchange Commission, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security. The persons listed have sole voting and investment power with respect to their respective Fund shares.

      ++ Because of his affiliation with IFG, the Fund's investment adviser, or companies affiliated with IFG, this individual is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     The only standing committee of the Board of Trustees is the audit committee. The audit committee, consisting of three independent Trustees, meets periodically with the Fund's independent accountants and the executive officers of the Fund. This committee reviews the accounting principles being applied by the Fund in financial reporting, the scope and adequacy of internal controls, the scope of the audit and non-audit assignments of the independent accountants and the related fees. All of the recommendations of the audit committee are reported to the Trustees. During the year ended October 31, 1999, the Trustees met four times and the audit committee met two times. Each Trustee attended seventy-five percent or more of the total meetings of the trustees and the committee of the Trustees on which he served that were held during the year.

                              TRUSTEE COMPENSATION

     The following table shows the compensation paid by the Fund to its three independent Trustees for their services as trustees of the Fund in the fiscal year ended October 31, 1999. The following table also shows the total compensation paid by the Fund and the INVESCO Funds (collectively, the 46 portfolios of the "INVESCO Complex", including the Fund) to these trustees for their services as directors or trustees during the year ended December 31, 1999.

                                    COMPENSATION TABLE

                          AMOUNTS PAID DURING THE MOST RECENT
                          FISCAL YEAR BY THE FUND TO TRUSTEES
Name of Person,     Aggregate      Benefits Accrued as       Estimated Annual     Total Compensation
Position           Compensation       Part of Fund            Benefits Upon       from the Fund and
                  from the Fund         Expenses(2)            Retirement(3)      INVESCO Funds Paid
                                                                                      to Trustees
-----------------------------------------------------------------------------------------------------
FRED A. DEERING          18,700            16,835                  8,400                107,050
JOHN W. MCINTYRE(1)      20,700            15,909                  9,724                108,700
DR. LARRY SOLL           18,700            12,927                 16,631                100,900
-----------------------------------------------------------------------------------------------------
Total
As a Percentage          58,100            45,671                 34,755                316,650
of Net Assets           0.0086%(4)         0.0067%(4)                                   0.0010%(5)

     (1) The chairman of the audit committee receives compensation for serving in such capacity in addition to the compensation paid to all Independent Trustees.

     (2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the trustees. This plan was adopted by the Board of Trustees on October 12, 1998.

     (3) These figures represent the Fund's estimated annual benefits payable upon the trustee's retirement. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the trustees will be adjusted periodically for inflation. This results in lower estimated benefits for trustees who are closer to retirement and higher estimated benefits for trustees who are farther from retirement. Each of these trustees has served as a trustee for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     (4)  Total as a percentage of Fund's net assets as of October 31, 1999.

     (5) Total as a percentage of the INVESCO Complex's net assets as of December 31, 1999.

     The Trustees who are not "interested persons" of the Fund (as defined under federal law) and of the other funds in the INVESCO Complex (the "Independent Trustees"), establish their own compensation from the Fund and other funds in the INVESCO Complex and are not paid by INVESCO or any affiliated company. Mr. Brady, as an "interested person" of the Fund and of other funds in the INVESCO Complex, receives compensation as an officer of companies affiliated with INVESCO, but does not receive any Trustee fees or other compensation from the Fund or from other funds in the INVESCO Complex for his service as a trustee or director.

     On October 12, 1998, the Board of Trustees of the Fund adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the Independent Trustees of the Fund. Under the Plan, each Trustee who is not an interested person of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and who has served for at least five years (a "Qualified Trustee") is entitled to receive four quarterly payments during the first twelve months after his retirement, with each payment to be equal to 25 percent of the sum of the annual basic retainer and annualized quarterly board meeting fees payable by the Fund to the Independent Trustee on his retirement (the "First Year Retirement Benefit").

     Trustees normally retire at age 72, or age 73, 74, or 75, if the retirement date is extended by the Board. In no event may a Trustee retire later than the last day of the calendar quarter in which the Trustee's seventy-fifth birthday occurs.

     Beginning with the first anniversary of the Qualified Trustee's retirement, and beginning as of the retirement of an Independent Trustee whose retirement is after the date of the last day of the calendar quarter in which such Trustee's seventy-fifth birthday occurred, the Independent Trustee will receive, for the remainder of his life, a benefit (the "Benefit"), payable quarterly, with each quarterly payment to be equal to 12.50 percent of the sum of the annual basic retainer and annualized quarterly board meeting fees payable by the Fund to the Independent Trustee on his retirement.

     If an Independent Trustee's service as a Trustee is terminated because of his death after the last day of the calendar quarter in which such Trustee's seventy-second birthday occurred and before the last day of the calendar quarter in which such Trustee's seventy-fifth birthday occurs, the designated beneficiary of the Independent Trustee will receive the First Year Retirement Benefit and will, beginning with the quarter following the quarter in which the last First Year Retirement Benefit is paid, receive the Benefit for a period of ten years, with quarterly payments to be made to the designated beneficiary.

     If an Independent Trustee's service as a Trustee is terminated because of his death before the last day of the calendar quarter in which such Trustee's seventy-second birthday occurs or after the last day of the calendar quarter in which such Trustee's seventy-fifth birthday occurred, the designated beneficiary of the Independent Trustee will receive the Benefit for a period of ten years, with quarterly payments to be made to the designated beneficiary beginning in the first quarter following the trustee's death.

     If an Independent Trustee's service as a Trustee is terminated because of his disability after the last day of the calendar quarter in which such Trustee's seventy-second birthday occurred and before the last day of the calendar quarter in which such Trustee's seventy-fifth birthday occurs, the Independent Trustee will receive the First Year Retirement Benefit and will, beginning with the quarter following the quarter in which the last First Year Retirement Benefit payment is made, receive the Benefit for the remainder of his life, with quarterly payments to be made to the disabled Independent Trustee. If the disabled Independent Trustee should die before the First Year Retirement Benefit payments are completed and before forty quarterly Benefit payments are made, such payments will continue to be made to the Independent Trustee's designated beneficiary until the aggregate of the First Year Retirement Benefit payments and forty quarterly Benefit payments have been made to the disabled Independent Trustee and the trustee's designated beneficiary.

     If an Independent Trustee's service as a Trustee is terminated because of his disability before the last day of the calendar quarter in which such Trustee's seventy-second birthday occurs or after the last day of the calendar quarter in which such Trustee's seventy-fifth birthday occurred, the Independent Trustee will receive the Benefit for the remainder of his life, with quarterly payments to be made to the disabled Independent Trustee beginning in the first quarter following the trustee's termination for disability. If the disabled Independent Trustee should die before forty quarterly payments are made, payments will continue to be made to the Independent Trustee's designated beneficiary until the aggregate of forty quarterly payments has been made to the disabled Independent Trustee and the trustee's designated beneficiary.

     Any question involving entitlement to payments under or the administration of the Plan will be referred to a four-person committee (the "Committee") composed of three Independent Trustees designated by all of the Independent
Trustees of the Fund and one trustee of the Fund who is not an Independent Trustee, designated by the non-Independent Trustees. Except as otherwise provided, the Committee will make all interpretations and determinations necessary or desirable for the Plan's administration, and such interpretations and determinations will be final and conclusive. Committee members will be elected annually.

     The Committee will represent and act on behalf of the Fund in respect of the Plan and, subject to the other provisions of the Plan, the Committee may adopt, amend or repeal bylaws or other regulations relating to the administration of the Plan, the conduct of the Committee's affairs, its rights or powers, or the rights or powers of its members. The Committee will report to the Independent Trustees and to the Board of Trustees from time to time on its activities in respect of the Plan. The Committee or persons designated by it will cause such records to be kept as may be necessary for the administration of the Plan. The cost of the Plan is paid by the Fund.

     A Deferred Fee Agreement for Independent Trustees became effective on January 1, 1999. Pursuant to the Deferred Fee Agreement, the Independent Trustees may defer receipt of a portion of the compensation which they would otherwise have been paid as Trustees of the Fund. The deferred amount is invested in shares of the Fund. Each Independent Trustee who has elected to defer payment of fees pursuant to the Deferred Fee Agreement may be deemed to have an indirect interest in shares of the Fund, in addition to any Fund shares he may own directly or beneficially.

     The Fund's officers and Trustees, persons who are beneficial owners of more than 10% of the Fund's shares, and certain persons affiliated with INVESCO are required to file reports of their holdings and transactions in the Fund's shares with the Securities and Exchange Commission and the New York Stock Exchange, and to furnish the Fund with copies of those reports. Based solely upon its review of the copies it has received and upon written representations it has obtained from these persons, the Fund believes that during the fiscal year ended October 31, 1999, these persons have complied with all such filing requirements.

                         INFORMATION CONCERNING INVESCO

     INVESCO Funds Group, Inc. ("IFG"), a Delaware corporation incorporated in 1932, serves as adviser to 46 investment company portfolios, including the Fund. These funds had aggregate assets of approximately $41.4 billion as of February 29, 2000. In addition, IFG provides investment management services to private clients. INVESCO Distributors, Inc. ("IDI") is a wholly owned subsidiary of IFG. Both companies are indirect subsidiaries of AMVESCAP PLC, an international investment management company that managed approximately $357.4 billion in assets as of December 31, 1999. AMVESCAP PLC is based in London with money managers located in Europe, North America, South America and Asia.


     One of the trustees of the Fund is affiliated with INVESCO. Charles W. Brady, the current Chairman of the Fund, is also Chairman and Chief Executive Officer of AMVESCAP PLC and a director of various subsidiaries thereof. Mark H. Williamson, President and Chief Operating Officer of the Fund since 1998, is Chairman, President and Chief Executive Officer of IFG and IDI; formerly, Chairman and CEO of NationsBanc Advisors, Inc. (1995-1997 ) and Chairman of NationsBanc Investments, Inc. (1997-1998). Other officers of the Fund who are also officers of IFG are: John R. Schroer, 34 years of age, Vice President and portfolio manager (since 1996) of the Fund and Senior Vice President (since
1998) and portfolio manager (since 1993) of IFG, Vice President (1995-1996) and Senior Vice President (1996-1998) of INVESCO Trust Company, Vice President (1995-1996), Assistant Vice President of Trust Company of the West, (1990-1993); Ronald L. Grooms, 53 years of age, Treasurer and Principal Financial and Accounting Officer of the Fund since 1991, Senior Vice President, Director, and Treasurer of IFG and IDI, formerly, Senior Vice President and Treasurer of INVESCO Trust Company (1988 to 1998); and Glen A. Payne, 52 years of age, Secretary of the Fund since 1991 and Senior Vice President, General Counsel and Secretary of IFG and IDI, formerly, Senior Vice President, Secretary, and General Counsel of INVESCO Trust Company. The address of the foregoing officers and directors is INVESCO Funds Group, Inc., 7800 East Union Avenue, Denver, Colorado 80237.

     On December 6, 1996, Advantage Partners, L.P. filed an action, individually and derivatively on behalf of the Fund, against INVESCO Trust Company (the former name of the adviser to the Fund), INVESCO Funds Group, Inc., INVESCO PLC (the predecessor to AMVESCAP PLC), and the Fund's Trustees. The suit was filed in the federal court for the District of Colorado, Case No. 96-D-2824. Plaintiff alleged violations of Sections 36(b) and 48(a) of the 1940 Act and state law (including an alleged breach of fiduciary duty against the Fund's adviser and the Trustees) concerning the Fund's capital gain distribution declared for the fiscal year ended October 31, 1996, and other alleged action or inaction by the Fund's adviser or the Trustees. The Fund, the Trustees and INVESCO denied any wrong doing. This case was settled on February 19, 1999. Implementation of the approved settlement has now been completed, resulting in the case being dismissed under the terms of the February 19, 1999 court order. The settlement required no payment by the Fund.

                      ITEM 2: RATIFICATION OR REJECTION OF
                      SELECTION OF INDEPENDENT ACCOUNTANTS

     The Independent Trustees have selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of the Fund for the year ending October 31, 2000. This selection is subject to ratification by the Fund's shareholders at the Meeting. This firm has no direct financial interest or material indirect financial interest in the Fund or INVESCO. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting.

     PricewaterhouseCoopers LLP performed the following audit services for the fiscal year ended October 31, 1999.

     o  audit of annual  financial  statements
     o  preparation of the Fund's federal and state income tax returns
     o  preparation of the Fund's federal excise tax return
     o  consultation with the Fund's audit committee
     o  routine consultation on financial accounting and reporting matters.

     The trustees authorized all services performed by PricewaterhouseCoopers LLP. In addition, the trustees annually review the scope of services to be provided by PricewaterhouseCoopers LLP and consider the effect, if any, that performance of any non-audit services might have on audit independence.

     The audit committee of the Fund, consisting of three independent Trustees, meets periodically with PricewaterhouseCoopers LLP to review accounting and reporting requirements.

           THE TRUSTEES UNANIMOUSLY  RECOMMEND THAT THE FUND'S
                  SHAREHOLDERS VOTE IN FAVOR OF ITEM 2.

                              OTHER BUSINESS

     The management of the Fund has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

     Proposals of shareholders which may be properly included in the proxy solicitation material for the 2001 annual meeting of the shareholders of the Fund must be received by the Secretary of the Fund, 7800 East Union Avenue, Denver, Colorado 80237, no later than November 30, 2000.

                                                 By Order of the Trustees,

                                                 /s/Glen A. Payne
                                                 ----------------
                                                 Glen A. Payne
                                                 Secretary


April 4, 2000

    TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN PROMPTLY.

                  INVESCO GLOBAL HEALTH SCIENCES FUND

              PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

                            MAY 10, 2000

The undersigned hereby appoints Mark H. Williamson and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution to vote with the same force and effect as the undersigned at the Annual Meeting of Shareholders of INVESCO Global Health Sciences Fund (the "Fund"), to be held at the offices of the Fund, 7800 East Union Avenue, Denver, Colorado, on Wednesday, May 10, 2000 at 1:00 p.m. (Mountain Time) and at any adjournment thereof, upon the matters set forth on the reverse side, all in accordance with and as more fully described in the Notice of Annual Meeting and Proxy Statement, dated April 4, 2000, receipt of which is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TRUSTEES AND FOR ITEM 2.

--------------------------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE, THANK YOU.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                DO YOU HAVE COMMENTS?

---------------------------------        ---------------------------------------

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


X  PLEASE MARK VOTES
-- AS IN THIS EXAMPLE


-----------------------------------                      THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR":
INVESCO GLOBAL HEALTH SCIENCES FUND
-----------------------------------
                                                                                                     For All    With-   For All
                                                                                                      Nominees   hold    Except

                                                         1. Proposal to elect (01)John W. McIntyre     -----    -----   -----
                                                            and (02)Charles W. Brady as Class C
                                                            trustees of the Fund until the annual
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES            meeting of shareholders in 2003 and
                                                            until the annual meeting of shareholders
                                                            in 2003 and until their successors are
                                                            elected and qualified.

CONTROL NUMBER:                                             Instruction: To withhold authority to vote for any nominee, mark the
                                                            "For All Except" box and strike a line through the nominee's name in the list above. Your shares will be voted "For" the remaining nominee.

                                                                                                       For     Against   Abstain
                                                         2. Proposal to ratify the selection of
                                                            PricewaterhouseCoopers LLP as independent  -----    -----     -----
                                                            accountants for the Fund Fiscal year
                                                            ending October 31, 2000.

                                                            In their discretion, the Proxies are authorized to vote upon such other
Please be sure to sign and date this Proxy.                 business as may properly  come before the meeting or any adjournment thereof.
Date:
     ----------------                                       Mark  box at right if an address change or comment has been
                                                            noted on the reverse side of this card.                       -----




---------------------       ------------------
Shareholder sign here       Co-owner sign here              RECORD DATE SHARES:

-----------------------------------------------------------------------------------------------------------------------------------